SECURITIES ACT OF 1933 FILE NO. 333-59745
                                INVESTMENT COMPANY ACT OF 1940 FILE NO. 811-8895


                         SUPPLEMENT DATED MARCH 6, 2003
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                          DATED SEPTEMBER 23, 2002 FOR

                                 ING FUNDS TRUST

                          ING CLASSIC MONEY MARKET FUND
                              ING GNMA INCOME FUND
                            ING HIGH YIELD BOND FUND
                         ING HIGH YIELD OPPORTUNITY FUND
                           ING INTERMEDIATE BOND FUND
                        ING LEXINGTON MONEY MARKET TRUST
                              ING MONEY MARKET FUND
                        ING NATIONAL TAX-EXEMPT BOND FUND
                             ING STRATEGIC BOND FUND


Effective immediately, the third paragraph appearing on page 32 in the section entitled "RULE 12b-1 PLANS" is replaced with:

Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B, 1.00% (0.75% for Strategic Bond Fund) for Class C, 0.40% for Class M and 0.15% - 0.65% for Class T. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A, B or C Shares, and in the 1st month following a purchase of Class M, and Class T Shares. In addition, a 0.25% fee may be paid on Class Q Shares.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE